UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2026, Allison Transmission Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the January 1, 2026 acquisition (the “Dana Business Acquisition”) of the off-highway business (the “Dana Business”) of Dana Incorporated (“Dana”) pursuant to the Stock Purchase Agreement, dated June 11, 2025, between the Company and Dana, for a purchase price of $2.732 billion, financed through a combination of cash on hand and debt financing, as described in the Original 8-K.

This amendment to the Original 8-K (this “Amendment No. 1”) is being filed to supplement the Original 8-K for the purpose of satisfying the Company’s obligation to file the financial statements and pro forma financial information relating to the Dana Business Acquisition pursuant to Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

The pro forma financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Dana Business Acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Dana Business Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited combined financial statements of the Dana Business as of and for the years ended December 31, 2024 and December 31, 2023, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed combined financial statements of the Dana Business as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2025, and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2025 and the year ended December 31, 2024, giving pro forma effect to the Dana Business Acquisition, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors for the Dana Business.

99.1	Audited combined financial statements of the Dana Business as of and for the years ended December 31, 2024 and December 31, 2023.

99.2	Unaudited condensed combined financial statements of the Dana Business as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2025 and statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: March 13, 2026	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Assistant Secretary